Exhibit 99.2

enfusion ENFUSION, INC. 125 SOUTH CLARK STREET SUITE 750 CHICAGO, IL 60603 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TBD You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V65728-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED. DETACH AND RETURN THIS PORTION ONLY ENFUSION, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of January 10, 2025 (the “Merger Agreement”), by and among Enfusion, Enfusion Ltd. LLC (“Enfusion OpCo”), Clearwater Analytics Holdings, Inc. (“Clearwater”), Poseidon Acquirer, Inc. (“Acquirer”), Poseidon Merger Sub I, Inc. (“Merger Sub”) and Poseidon Merger Sub II, LLC (“Merger Sub II”), pursuant to which (i) Merger Sub II will merge with and into Enfusion OpCo (the “LLC Merger”), with Enfusion OpCo surviving the LLC Merger as an indirect subsidiary of Clearwater, (ii) Merger Sub will merge with and into Enfusion (the “Merger”), with Enfusion surviving the Merger as a direct, wholly-owned subsidiary of Clearwater (the “Surviving Corporation”), and (iii) subject to the satisfaction of certain conditions, the Surviving Corporation will merge with and into Acquirer (the “Second Merger,” and, together with the Merger and LLC Merger, the “Mergers”), with Acquirer surviving the Second Merger as a direct, wholly-owned subsidiary of Clearwater, and to approve the Mergers (adoption of the Merger Agreement and approval of the Merger, the “Merger Agreement Proposal”). 2. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement Proposal (the “Adjournment Proposal”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com V65729-TBD ENFUSION, INC. Special Meeting of Stockholders April [TBD], 2025 9:00 AM EST This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Oleg Movchan and Matthew Campobasso, or either of them, as proxies, each with the power to appoint its substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ENFUSION, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, EST on April [TBD], 2025, virtually at www.virtualshareholdermeeting.com/[TBD], and any adjournments or postponements thereof. Receipt of the Notice and Proxy Statement is hereby acknowledged. The undersigned hereby revoke(s) all prior proxies granted by the undersigned. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Continued and to be signed on reverse side